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NationsBank                                                        EXHIBIT 10(K)
600 Peachtree Street, N.E.
21st Floor
Atlanta, GA 30308-2213
[LOGO]

April 5, 1996

To:   Lenders Party to the $300,000,000 Scientific-Atlanta, Inc.
      Revolving Credit Facility

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of May 11, 1995, as amended (the "Credit Agreement") by and among Scientific-Atlanta, Inc. (the "Borrower"), the financial institutions party thereto as Lenders (the "Lenders"), and NationsBank, N.A. (South), formerly known as NationsBank of Georgia, National Association, as Agent (the "Agent"). Capitalized terms not defined in this letter have the respective meanings given them in the Credit Agreement.

As you are aware, the Borrower has requested that the Lenders agree to an extension of the Facility B Termination Date by 364 days from May 10, 1996, to May 9, 1997. To confirm your agreement to such extension of the Facility B Termination Date, on a copy of this letter, please type or write the name of your institution in the space provided below, sign below that and then return the same to the Agent no later than 5:00 p.m., April 11, 1996.

I have also enclosed an executed copy of the First Amendment to the Credit Agreement dated December 29, 1995 for your records. Should you have any questions, please do not hesitate to call the undersigned at (404) 607-5529, Will Duke at (404) 607-5593, or Karen Spiegelberg at (704) 366-0192.

Sincerely,

NATIONSBANK, N.A. (SOUTH), as Agent

By: /s/   James S. Scully
     -----------------------------------
Name: James S. Scully
Title: Vice President

AGREED AND ACCEPTED:

NATIONSBANK, N.A. (South)

By: /s/   James S. Scully
     -----------------------------------
Name: James S. Scully
Title: Vice President
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Each of the following additional parties and signatures therefor appears on counterparts of the Letter Agreement, dated as of April 5, 1996:

The Bank of New York

By:/s/   Gregory L. Batson
    ------------------------------------
Name: Gregory L. Batson
Title: Vice President

ABN AMRO North America, Inc.,
as Agent for ABN AMRO Bank, N.V.,
Atlanta Agency

By: /s/   Patrick A. Thom
     -----------------------------------
Name: Patrick A. Thom
Title: Vice President

Australia and New Zealand Banking Group Limited

By: /s/   Paul Clifford
     -----------------------------------
Name: Paul Clifford
Title: Vice President

Wachovia Bank of Georgia, N.A.

By: /s/   Karen H. McClain
     -----------------------------------
Name: Karen H. McClain
Title: Vice President

Toronto Dominion Bank

By: /s/   F. B. Hawley
     -----------------------------------
Name: F. B. Hawley
Title: Manager, Credit Administration

The Bank of Tokyo-Mitsubishi, Ltd.

By: /s/   Gary L. England
     -----------------------------------
Name: Gary L. England
Title: Vice President and Manager

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